UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):      October 19, 2005
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:      (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 20, 2005, Lance, Inc. (the “Company”) issued a press release with respect to its financial results for the third quarter ended September 24, 2005. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.
Item 8.01. Other Events.
As previously disclosed, Columbus Capital Acquisitions, Inc., a wholly-owned subsidiary of the Company (the “Buyer”), entered into an asset purchase agreement, dated October 17, 2005 (the “Asset Purchase Agreement”) with Tom’s Foods Inc. (the “Seller”) for the purchase of substantially all of the assets of Seller. On October 19, 2005, the United States Bankruptcy Court for the Middle District of Georgia, Columbus Division, approved the Asset Purchase Agreement and the purchase of the assets contemplated thereby. The transaction is expected to close on October 21, 2005.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated October 20, 2005, with respect to the Company’s financial results for the third quarter ended September 24, 2005.
The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: October 20, 2005	By	/s/ David V. Singer

David V. Singer President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
October 19, 2005	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated October 20, 2005, with respect to the Company’s financial results for the third quarter ended September 24, 2005.